UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2008

ANGELICA CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-5674	43-0905260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
424 South Woods Mill Road Chesterfield, Missouri	63017-3406
(Address of principal executive offices)	(Zip Code)

(314) 854-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On June 2, 2008, Angelica Corporation (the “Registrant”) issued a press release announcing its earnings for the first quarter ended April 26, 2008.  A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1  Earnings Press Release, dated  June 2, 2008

*          *          *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 3, 2008

ANGELICA CORPORATION

		By:	/s/ James W. Shaffer
James W. Shaffer
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release, dated June 2, 2008